SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): November 28, 2001

VIB Corp

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

333-43021	33-0780371

(Commission File Number)	(IRS Employer I.D. Number)

1498 Main Street, El Centro, California	92243

(Address of principal executive offices)	(Zip Code)

(760) 337-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Exhibit Index at page: 4 Total Number of pages: 220

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Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
LIST OF EXHIBITS
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.3
EXHIBIT 4.6

Item 5. Other Events

     On November 28, 2001, the Registrant raised approximately $19.7 million in net proceeds from an offering of “trust preferred” securities in a private placement conducted as a part of a pooled offering sponsored by Sandler O’Neill & Partners, L.P. (the “Placement Agent”). The proceeds were used to repurchase $19.2 million of the 9% Cumulative Capital Securities issued on February 5, 1999, by Valley Capital Trust in connection with the Registrant’s first “trust preferred” offering, with the balance to be used for general corporate purposes.

     The Registrant formed a wholly-owned Delaware business trust subsidiary, Valley Capital Trust II (the “Trust”), for the specific purpose of: (1) investing in the Registrant’s 6% Floating Rate Junior Subordinated Debt (the “Debt”), due December 8, 2031; (2) selling 6% Capital Securities (the “Preferred Securities”), representing a 97% beneficial interest in the Debt owned by the Trust; and (3) issuing Common Securities (the “Common Securities”) to the Registrant, representing a 3% beneficial interest in the Debt owned by the Trust.

     On November 14, 2001, the Registrant and the Trust entered into a Placement Agreement with the Placement Agent. On November 28, 2001, the Registrant issued $19.7 million in Debt to the Trust. Concurrently, the Trust issued $19.1 million of the Preferred Securities to the Placement Agent and $610,000 of the Common Securities to the Registrant. The Debt was purchased by the Trust concurrently with the Trust’s issuance of the Preferred Securities and the Common Securities. The proceeds to the Registrant, net of the Placement Agent’s fees and other offering expenses, was approximately $19.1 million, which will be treated as Tier I capital for regulatory purposes. The 9% Cumulative Capital Securities issued in 1999 were repurchased at a discount. They will not be retired; however, they will be eliminated for consolidated and regulatory accounting purposes. As “trust preferred” securities, they were treated as Tier I capital. Accordingly, the Debt issued will be substituted for the repurchased securities.

     The interest on the Notes will be deductible and paid by the Registrant and represents the sole source of the Trust’s revenues available for distributions to the holders of the Preferred Securities. The undertakings of the Registrant with regard to the issuance constitute the Registrant’s full and unconditional guarantee of the Trust’s obligations pursuant to the Amended and Restated Declaration of Trust filed herewith as Exhibit 4.3 and the Guarantee Agreement filed herewith as Exhibit 4.6.

     The Registrant has the right, assuming that no default has occurred regarding the Debt, to defer interest payments on the Debt, at any time and for a period of up to twenty consecutive calendar quarters.

     The Preferred Securities will mature concurrently with the Debt on December 8, 2031; but can be called after December 8, 2006 or earlier upon the occurrence of a “Special Event,” as defined in Exhibits 4.1, 4.3 and 4.6 attached herewith.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements

Not applicable.

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(b)	Pro Forma Financial Information

Not applicable.

(c)	List of Exhibits

Number	Description

1.1	Placement Agreement dated as of November 14, 2001, by and between the Registrant, Valley Capital Trust II, and Sandler O’Neill & Partners, L.P.
4.1	Indenture dated as of November 28, 2001 by and between the Registrant and Wilmington Trust Company, as Trustee
4.2	Form of Floating Rate Junior Subordinated Debt (included as Exhibit A to Exhibit 4.1)
4.3	Amended and Restated Declaration of Trust of Valley Capital Trust II dated as of November 28, 2001, among the Registrant, Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, and Dennis L. Kern, Richard Foss and Harry G. Gooding, III, as Administrators
4.4	Form of Common Security Certificate of Valley Capital Trust II (included as Exhibit A-2 to Exhibit 4.3)
4.5	Form of Capital Security Certificate of Valley Capital Trust II (included as Exhibit A-1 to Exhibit 4.3)
4.6	Guarantee Agreement dated as of November 28, 2001 between the Registrant, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIB CORP

Date: December 6, 2001	/s/ Harry G. Gooding, III

Harry G. Gooding, III, Executive Vice President and Chief Financial Officer

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LIST OF EXHIBITS

Number	Description	Page

1.1	Placement Agreement dated as of November 14, 2001, by and between the Registrant, Valley Capital Trust II, and Sandler O’Neill & Partners, L.P.	5
4.1	Indenture dated as of November 28, 2001 by and between the Registrant and Wilmington Trust Company, as Trustee	34
4.2	Form of Floating Rate Junior Subordinated Debt (included as Exhibit A to Exhibit 4.1)	N/A
4.3	Amended and Restated Declaration of Trust of Valley Capital Trust II dated as of November 28, 2001, among the Registrant, Wilmington Trust Company, as Delaware Trustee and Institutional Trustee, and Dennis L. Kern, Richard Foss and Harry G. Gooding, III, as Administrators	110
4.4	Form of Common Security Certificate of Valley Capital Trust II (included as Exhibit A-2 to Exhibit 4.3)	N/A
4.5	Form of Capital Security Certificate of Valley Capital Trust II (included as Exhibit A-1 to Exhibit 4.3)	N/A
4.6	Guarantee Agreement dated as of November 28, 2001 between the Registrant, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee	199

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